Notice of Articles

BUSINESS CORPORATIONS ACT

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

J S Powell
July 16, 2004

This Notice of Articles was issued by the Registrar on: July 16, 2004 08:27 AM Pacific Time

Incorporation Number: **BC0067370**

Recognition Date: Incorporated on December 16, 1965

NOTICE OF ARTICLES

Name of Company:

CANADIAN ZINC CORPORATION

REGISTERED OFFICE INFORMATION

Mailing Address:
STE 1202 - 700 WEST PENDER ST
VANCOUVER BC V6C 1G8

Delivery Address:
STE 1202 - 700 WEST PENDER ST
VANCOUVER BC V6C 1G8

RECORDS OFFICE INFORMATION

Mailing Address:
STE 1202 - 700 WEST PENDER ST
VANCOUVER BC V6C 1G8

Delivery Address:
STE 1202 - 700 WEST PENDER ST
VANCOUVER BC V6C 1G8

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
SHAW , DAVID

Mailing Address:
SUITE 1202 - 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8

Delivery Address:
SUITE 1202 - 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
SAVAGE , ALAN C

Mailing Address:
SUITE 1202 - 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8

Delivery Address:
SUITE 1202 - 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
MACPHERSON , JOHN A.

Mailing Address:
SUITE 1202 - 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8

Delivery Address:
SUITE 1202 - 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
TAYLOR, ALAN B

Mailing Address:
SUITE 1202 - 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8

Delivery Address:
SUITE 1202 - 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
NICKERSON, DAVE

Mailing Address:
SUITE 1202 - 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8

Delivery Address:
SUITE 1202 - 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
KEARNEY, JOHN F.

Mailing Address:
SUITE 1202 - 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8

Delivery Address:
SUITE 1202 - 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
GAYTON, ROBERT J.

Mailing Address:
SUITE 1202 - 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8

Delivery Address:
SUITE 1202 - 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8

AUTHORIZED SHARE STRUCTURE

1. No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached

Notice of Alteration

Form 11
BUSINESS CORPORATIONS ACT
SECTION 257

Filed Date and Time: July 16, 2004 08:27 AM Pacific Time

Alteration Date and Time: Notice of Articles Altered on July 16, 2004 08:27 AM Pacific Time

NOTICE OF ALTERATION

Incorporation Number:
BC0067370

Name of Company:
CANADIAN ZINC CORPORATION

ALTERATION EFFECTIVE DATE:

The alteration is to take effect at the time that this application is filed with the Registrar.

PRE-EXISTING COMPANY PROVISIONS

The company has resolved that the Pre-existing Company Provisions no longer apply to this company.

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached